Exhibit 10.38

AMENDMENT NO. 01 TO FIRST AMENDED AND RESTATED SECURED PROMISSORY NOTE

This AMENDMENT NO. 01 this (“Amendment 01”) is entered into as of June 1, 2009 by LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) with reference to the following:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Loan and Security Agreement No. 4091 dated as of June 30, 2004 (as amended to date, the “Loan and Security Agreement”; all initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan and Security Agreement) together with the other agreements and instruments entered into in connection therewith (collectively, the “Loan Documents”); and

WHEREAS, pursuant to Amendment No. 05 dated May 28, 2009, to the Loan and Security Agreement Borrower and Lender, among other modifications, entered into the First Amended and Restated Secured Promissory Note dated June 1, 2009 (the “Amended Note”); and

WHEREAS, Borrower has requested that Lender make an additional modifications to the terms of the Amended Note; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Amended Note as follows:

The definition of the Loan Commencement Date shall be deleted in its entirety and replaced with the following:

“Loan Commencement Date” means March 1, 2010

Except as amended hereby, the Amended Note remains unmodified and unchanged and ratified by Borrower as though fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 01 as of the date first above written.

GLASSHOUSE TECHNOLOGIES, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Kenneth W. Hale	By:	LIGHTHOUSE MANAGEMENT PARTNERS V,
Name:	Kenneth W. Hale		L.L.C., its general partner
Title:	CFO
		By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President